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                                                                   Exhibit 10.62

           THE 2001 AMENDED AND RESTATED EQUITY PARTICIPATION PLAN OF
                               SCPIE HOLDINGS INC.

                        INCENTIVE STOCK OPTION AGREEMENT

             THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement"), dated ___________, is made by and between SCPIE HOLDINGS INC., a Delaware corporation (the "Company"), and ____________, an employee of the Company or a Subsidiary of the Company (the "Employee"):

             WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.0001 par value Common Stock; and

             WHEREAS, the Company wishes to carry out the 2001 Amended and Restated Equity Participation Plan of SCPIE Holdings Inc. (the "Plan"), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

             WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option provided for herein (the "Option") to the Employee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

             NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1 - Definitions

             All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan. All capitalized terms when used in this Agreement shall have the meaning specified in the Plan or in the Agreement, as applicable, unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 - Grant of Option

             In consideration of the Employee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of

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____________ shares of its $.0001 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

             The purchase price of the shares of stock covered by the Option shall be $_______ per share without commission or other charge.

Section 2.3 - Consideration to Company

             In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option

             The Committee shall make adjustments with respect to the Option in accordance with the provisions of Section 10.3 of the Plan; provided, however, that each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code, unless the Employee consents to an adjustment which would constitute such a "modification".

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

             (a) The Option shall become exercisable in three (3) cumulative installments as follows:

                  (i) The first installment shall consist of one-third (1/3rd) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                  (ii) The second installment shall consist of one-third (1/3rd) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                  (iii) The third installment shall consist of one-third (1/3rd) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

             (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

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Section 3.2 - Duration of Exercisability

             The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option

             The Option may not be exercised to any extent by anyone after the first to occur of the following events:

             (a) The expiration of ten (10) years from the date the Option was granted; or

             (b) If the Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), the expiration of five (5) years from the date the Option was granted; or

             (c) The time of the Employee's Termination of Employment unless such Termination of Employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code) or his being discharged not for good cause; or

             (d) The expiration of three (3) months from the date of the Employee's Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three-month period; or

             (e) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

             (f) The expiration of one (1) year from the date of the Employee's death.

Section 3.4 - Acceleration of Exercisability

             (a) In the event of a Change in Control, provided the Option has not become unexercisable prior to such Change in Control, the Option shall become fully vested and exercisable as to all shares covered thereby upon such Change in Control, notwithstanding anything to the contrary in Section 3.1.

             (b) In the event of a Corporate Transaction, provided the Option has not become unexercisable prior to such Corporate Transaction, the Option shall become fully vested and exercisable as to all shares covered thereby immediately prior to the effective date of such Corporate Transaction, notwithstanding anything to the contrary in Section 3.1; provided, however, that this acceleration of exercisability shall not take place if, in connection with such Corporate Transaction, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation, or a parent or subsidiary of such corporation, so that such assumption or substitution complies with the provisions of Section 424(a) of the Code.

             (c) The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated Change in Control or

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Corporate Transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (b) above.

Section 3.5 - Special Tax Consequences

             To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 422 of the Code)) exceeds $100,000, such options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

             During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Employee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

             Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

             The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (the "Secretary") or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

             (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Employee or other person then entitled to exercise the Option or such portion; and

             (b) Full cash payment to the Secretary for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the

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date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; and

             (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

             (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided that, with the consent of the Committee, all or part of such payment may be made with (i) shares of the Company's Common Stock owned by the Employee, duly endorsed for transfer, with a Fair Market Value equal to the sums required to be withheld, or (ii) shares of the Company's Common Stock issuable to the Employee upon exercise of the Option with a Fair Market Value equal to the sums required to be withheld; provided, further, that the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of the Option (or which may be repurchased from the Employee within six months after such shares of Common Stock were acquired from the Company by the Employee) in order to satisfy the Employee's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income; and

             (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

             The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

             (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

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             (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

             (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

             (d) The receipt by the Company (or other employer corporation) of full payment for such shares, including payment of any applicable withholding tax; and

             (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Shareholder

             The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

Section 5.1 - Administration

             The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. Any such interpretations and rules with respect to incentive stock options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 5.2 - Option Not Transferable

             Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including

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bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3 - Shares to Be Reserved

             The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

             Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles

             Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Notification of Disposition

             The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one
(1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.7 - Construction

             This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Section 5.8 - Conformity to Securities Laws

             The Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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             IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                      SCPIE HOLDINGS INC.


                                      By
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                                               President

                                      By
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                                               Secretary

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Employee

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         Address

Employee's Taxpayer
Identification Number:


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